SCHEDULE 14A INFORMATION

               Proxy Statement Pursuant to Section 14(a)
               of the Securities Exchange Act of  1934


Filed by the Registrant   X
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Filed by a Party other than the Registrant
                                           -----
Check the appropriate box:

     Preliminary Proxy Statement
- ---

     Definitive Proxy Statement
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 X   Definitive Additional Materials
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     Soliciting Material Pursuant to Section 240.14a-11(c) or
     Section 240.14a-12
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       DELAWARE GROUP GLOBAL DIVIDEND & INCOME FUND, INC.
    ---------------------------------------------------------
          (Name of Registrant as Specified In Its Charter)

                  George M. Chamberlain, Jr.
    ----------------------------------------------------------
              (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

     $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
     14a-6(j)(2).

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     $500 per each party to the controversy pursuant to Exchange
     Act Rule 14a-6(i)(3).
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     Fee computed on table below per Exchange Act Rules 14a-
     6(i)(4) and 0-11.
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          1) Title of each class of securities to which
transaction applies:


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          2) Aggregate number of securities to which transaction
applies:


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          3) Per unit price or other underlying value of
transaction computed pursuant to Exchange Act Rule 0-11:(1)


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          4) Proposed maximum aggregate value of transaction:


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(1)  Set forth the amount on which the filing fee is calculated and state how it was determined.

 X   Check box if any part of the fee is offset as provided by
- --- Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1) Amount Previously Paid:

           $125.00
          ------------------------------

          2) Form, Schedule or Registration Statement No.:

           14A
          -------------------------------

          3) Filing Party:

           George M. Chamberlain, Jr.
          -------------------------------

          4) Date Filed:

           April 29, 1996
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DELAWARE
GROUP
- --------
Delaware Group
of Funds


June 14, 1996


Dear Shareholder:

Enclosed is your copy of the proxy materials relating to the Annual Meeting of Shareholders of Delaware Group Global Dividend and Income Fund, Inc. As the proxy materials indicate, the meeting was scheduled to be held on June 14, 1996. However, a sufficient number of votes necessary to achieve a quorum was not received prior to the date of the meeting. Therefore, the meeting was adjourned and has been rescheduled. The meeting is now scheduled to be held on Wednesday, July 31, 1996, at 10:00 a.m. at the Union League of Philadelphia, 140 South Broad Street, Philadelphia, PA 19102, the same location where the meeting was originally scheduled to be held. You are urged to complete and sign the enclosed proxy card and return it in the enclosed envelope in order to vote your shares as soon as possible.

YOUR VOTE WILL BE COUNTED IF YOUR PROXY CARD IS RECEIVED PRIOR TO
THE MEETING ON JULY 31, 1996.

Thank you for your cooperation.

Very truly yours,

/s/ George M. Chamberlain, Jr.
George M. Chamberlain, Jr.
Senior Vice President/Secretary









1818 Market Street, Philadelphia, PA 19103-3682